July 15, 2010

DREYFUS MANAGER FUNDS I
  DREYFUS S&P STARS FUND

Supplement to Prospectus
dated August 1, 2009

The following information supersedes and replaces any contrary information contained in the fund’s Prospectus.

Effective October 1, 2010 the fund will be renamed Dreyfus Research Core Fund.

     The fund’s investment objective will remain to seek investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index.

     On October 1, 2010, to pursue its goal, the fund normally will invest at least 80% of its net assets in common stocks (or other instruments with similar economic characteristics). The fund may invest up to 25% of its assets in foreign securities. The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including to a limited degree, those purchased in initial public offerings.

     The fund will invest in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. As the fund’s portfolio managers, these analysts will utilize a fundamental, bottom-up research process to identify investments for the fund. The fund will invest in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, will determine the fund’s allocations among market sectors.

     The fund will typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

July 15, 2010

DREYFUS MANAGER FUNDS I
- DREYFUS S&P STARS FUND

Supplement to Statement of Additional Information
dated August 1, 2009

The following information supersedes and replaces any contrary information contained in the Fund’s Statement of Additional Information.

Effective October 1, 2010 the Fund will be renamed Dreyfus Research Core Fund.

     The Fund’s investment objective will remain to seek investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index.

     On October 1, 2010, to pursue its goal, the Fund normally will invest at least 80% of its net assets in common stocks (or other instruments with similar economic characteristics). The Fund may invest up to 25% of its assets in foreign securities. The Fund’s stock investments may include common stocks, preferred stocks and convertible securities, including to a limited degree, those purchased in initial public offerings.

     The Fund will invest in stocks selected by a team of core research analysts, with each analyst responsible for Fund investments in his or her area of expertise. As the Fund’s portfolio managers, these analysts will utilize a fundamental, bottom-up research process to identify investments for the Fund. The Fund will invest in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, will determine the Fund’s allocations among market sectors.

     The Fund will typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.